Shareholder
Meeting Results
A Special Meeting of
shareholders (the
"Meeting") of DWS Variable
Series I (the "Fund") was
held on May 5, 2006, at the
offices of Deutsche Asset
Management, 345 Park
Avenue, New York, New
York 10154. At the
Meeting, the following
matters were voted upon
by the shareholders (the
resulting votes are
presented below).
I.	Election of Trustees.
("Number of Votes"
represents all
Portfolios that are
series of DWS
Variable Series I.)

Number of Votes:

For
Withheld
Henry P. Becton, Jr.
246,243,890.613
11,464,054.207
Dawn-Marie Driscoll
246,784,885.647
10,923,059.173
Keith R. Fox
246,426,733.548
11,281,211.272
Kenneth C. Froewiss
246,098,780.117
11,609,164.703
Martin J. Gruber
244,123,986.271
13,583,958.549
Richard J. Herring
246,331,840.162
11,376,104.658
Graham E. Jones
244,423,720.630
13,284,224.190
Rebecca W. Rimel
246,950,363.208
10,757,581.612
Philip Saunders, Jr.
246,296,885.694
11,411,059.126
William N. Searcy, Jr.
244,528,912.271
13,179,032.549
Jean Gleason Stromberg
246,942,188.670
10,765,756.150
Carl W. Vogt
246,268,998.229
11,438,946.591
Axel Schwarzer
244,613,655.081
13,094,289.739

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
Money Market VIP.
Number of Votes:
Affirmative
Against
Abstain
44,195,746.882
2,155,607.589
3,635,270.719

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
DWS Bond VIP.
Number of Votes:
Affirmative
Against
Abstain
26,910,602.113
539,567.823
3,021,503.385

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
DWS Growth &
Income VIP.
Number of Votes:
Affirmative
Against
Abstain
25,576,930.964
1,288,307.427
2,146,668.280

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
DWS Capital Growth
VIP.
Number of Votes:
Affirmative
Against
Abstain
57,137,676.613
2,623,193.222
3,541,059.574

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
DWS Global
Opportunities VIP.
Number of Votes:
Affirmative
Against
Abstain
18,769,346.768
727,197.778
1,684,461.376

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
DWS International
VIP.
Number of Votes:
Affirmative
Against
Abstain
48,706,776.927
1,713,365.899
3,325,230.355

II-A.	Approval of an
Amended and
Restated Investment
Management
Agreement with
Deutsche Asset
Management, Inc. for
DWS Health Care
VIP.
Number of Votes:
Affirmative
Against
Abstain
8,967,442.168
295,934.152
746,054.806

II-B.	Approval of a
Subadvisor Approval
Policy for Money
Market VIP.
Number of Votes:
Affirmative
Against
Abstain
44,249,002.583
2,280,605.311
3,457,017.296

II-B.	Approval of a
Subadvisor Approval
Policy for DWS Bond
VIP.
Number of Votes:
Affirmative
Against
Abstain
26,847,957.037
576,650.823
3,047,065.461

II-B.	Approval of a
Subadvisor Approval
Policy for DWS
Growth & Income VIP.
Number of Votes:
Affirmative
Against
Abstain
25,425,445.270
1,443,361.460
2,143,099.941

II-B.	Approval of a
Subadvisor Approval
Policy for DWS
Capital Growth VIP.
Number of Votes:
Affirmative
Against
Abstain
57,418,675.764
2,574,301.354
3,308,952.291

II-B.	Approval of a
Subadvisor Approval
Policy for DWS Global
Opportunities VIP.
Number of Votes:
Affirmative
Against
Abstain
18,699,687.613
881,549.357
1,599,768.952

II-B.	Approval of a
Subadvisor Approval
Policy for DWS
International VIP.
Number of Votes:
Affirmative
Against
Abstain
48,487,862.320
1,963,552.110
3,293,958.751

II-B.	Approval of a
Subadvisor Approval
Policy for DWS Health
Care VIP.
Number of Votes:
Affirmative
Against
Abstain
8,909,080.564
344,153.681
756,196.881

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for
Money Market VIP.
Number of Votes:
Affirmative
Against
Abstain
44,032,803.453
2,463,467.058
3,490,354.679

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for DWS
Bond VIP.
Number of Votes:
Affirmative
Against
Abstain
26,718,874.774
675,540.870
3,077,257.677

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for DWS
Growth & Income VIP.
Number of Votes:
Affirmative
Against
Abstain
25,352,745.965
1,545,970.421
2,113,190.285

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for DWS
Capital Growth VIP.
Number of Votes:
Affirmative
Against
Abstain
55,604,432.318
4,488,441.246
3,209,055.845

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for DWS
Global Opportunities
VIP.
Number of Votes:
Affirmative
Against
Abstain
18,725,151.834
782,459.920
1,673,394.168

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for
DWS International VI
P.
Number of Votes:
Affirmative
Against
Abstain
48,498,956.884
2,155,582.935
3,090,833.362

III-A.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Commodities for
DWS Health Care VIP
..
Number of Votes:
Affirmative
Against
Abstain
9,105,661.942
196,429.088
707,340.096

III-B.	Approval of a Revised
Fundamental
Investment Restriction
Regarding
Concentration for
Money Market VIP.
Number of Votes:
Affirmative
Against
Abstain
44,219,142.715
2,046,172.454
3,721,310.021

IV-A.	Approval of
Amended and
Restated Declaration
of Trust. ("Number of
Votes" represents all
Portfolios that are
series of DWS
Variable Series I.)
Number of Votes:
Affirmative
Against
Abstain
232,752,692.416
9,997,994.492
14,957,257.912

IV-B.	Approval of Future
Amendments to the
Amended and
Restated Declaration
of Trust. ("Number of
Votes" represents all
Portfolios that are
series of DWS
Variable Series I.)
Number of Votes:
Affirmative
Against
Abstain
225,679,292.912
11,507,795.894
20,520,856.014